UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                                 August 28, 2006
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                            Brown-Forman Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                      002-26821                    61-0143150
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(State or other                 (Commission                (I.R.S. Employer
 jurisdiction of                File Number)              Identification No.)
 incorporation)

850 Dixie Highway, Louisville, Kentucky            40210
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (502) 585-1100
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

On August 28, 2006, Brown-Forman Corporation announced that it has entered into an Asset Purchase Agreement with Jose Guillermo Romo de la Pena, Luis Pedro Pablo Romo de la Pena, Grupo Industrial Herradura, S.A. de C.V., and certain of their affiliates (the "Purchase Agreement"), pursuant to which Brown-Forman will acquire substantially all of the assets and assume selected liabilities of Grupo Industrial Herradura. The Purchase Agreement has been approved by all necessary corporate and shareholder actions, including the approval of the stockholders of Grupo Industrial Herradura. The closing of the transactions contemplated by the Purchase Agreement, which is expected to occur in the fourth calendar quarter of 2006, is subject to customary conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the issuance of a non-objection opinion by the Mexican Federal Competition Commission and receipt of other regulatory approvals and permits. A copy of the press release announcing entry into the Purchase Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (D)  EXHIBITS.

EXHIBIT     DESCRIPTION

99.1        Press Release, dated August 28, 2006


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Brown-Forman Corporation
                                        (Registrant)

August 28, 2006                         By: /s/ Nelea A. Absher
-------------------                         -----------------------------------
(Date)                                      Name:  Nelea A. Absher
                                            Title: Vice President and Assistant
                                                   Corporate Secretary

                                 EXHIBIT INDEX

99.1    Press Release, dated August 28, 2006, issued by Brown-Forman
        Corporation.